UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATION NOTE

Golden Matrix Group, Inc. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 8, 2021 (the “Initial Report”) disclosing the closing of the transactions contemplated by that certain Sale and Purchase Agreement of Ordinary Issued Share Capital dated November 29, 2021 (the “Purchase Agreement”), between the Company, and Mark Weir and Paul Hardman, individuals (the “Sellers”), who were the sole shareholders of RKingsCompetitions Ltd, a private limited company formed and registered in and under the laws of Northern Ireland (“RKings”), pursuant to which the Company acquired an 80% interest in RKings (the “Acquisition”).

At the time of the filing of the Initial Report, the Company stated that it intended to file the required financial statements and pro forma financial information associated with the Acquisition within 71 days from the date that such Initial Report was required to be filed. By this Amendment No. 1 to the Initial Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference.

Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of M&K CPA’s, PLLC filed herewith as Exhibit 23.1, there are no changes to the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

RKingsCompetitions Ltd’s audited financial statements, comprising the balance sheets as of October 31, 2021 and 2020, and the related statements of operations, shareholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01, as well as the accompanying notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma combined financial statements are based the historical consolidated financial statements of the Company and adjusts such information to give effect of the Purchase Agreement.

The unaudited pro forma combined balance sheet data as of October 31, 2021, gives effect to the Purchase Agreement as if it had occurred on October 31, 2021. The unaudited pro forma combined statement of operations data for the twelve months ended October 31, 2021, give effect to the Purchase Agreement as if it had occurred on November 1, 2020.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the Purchase Agreement would have occurred on November 1, 2020. Also, the unaudited pro forma combined financial information is not necessarily indicative of what the combined entity’s results of operations would have been had the transactions been completed as of the date indicated.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1*	Consent of M&K CPA’s, PLLC
99.1*

Audited financial statements of RKingsCompetitions Ltd, comprising the balance sheets as of October 31, 2021 and 2020, and the related statements of operations, shareholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements

99.2*	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and Exhibit 99.1 and Exhibit 99.2 hereto contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Reports on Form 10-K and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN MATRIX GROUP, INC

Date: January 14, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
President and Chief Executive Officer

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